UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2016

XOMA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-14710	52-2154066
(Commission File Number)	(IRS Employer Identification No.)

2910 Seventh Street, Berkeley, California	94710
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (510) 204-7200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

As previously reported on September 19, 2016, XOMA Corporation (“XOMA”) received formal notice from the Listing Qualifications Staff of The NASDAQ Stock Market LLC (the “Staff”) that XOMA’s securities were subject to delisting, based upon its non-compliance with the minimum bid price requirement set forth in NASDAQ Listing Rule 5450(a)(1) (the “Rule”).

On November 1, 2016, XOMA was informed by the Staff that for the last 10 consecutive business days, the closing bid price of XOMA’s common stock has been at or above the minimum $1.00 per share. Accordingly, XOMA has regained compliance with the Rule and XOMA’s stock will continue to be listed on The NASDAQ Stock Market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2016	XOMA CORPORATION

	By:	/s/ Denis J. Quinlan
Denis J. Quinlan
Sr. Corporate Counsel & Corporate Secretary